UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 1, 2019
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 1, 2019, the Board of Directors (the “Board”) of Axalta Coating Systems Ltd. (“Axalta” or the “Company”) appointed Anthony Massey to serve as the Company’s principal accounting officer. Mr. Massey, age 36, has served as Vice President, Global Controller of Axalta since December 2018, and was Axalta's Assistant Controller from May 2014 until that promotion. Previously, Mr. Massey served as Director of Financial Reporting with Avantor Performance Materials. Mr. Massey began his career at PricewaterhouseCoopers LLP where he spent more than seven years within the organization’s Assurance Practice. Mr. Massey is a licensed certified public accountant in the Commonwealth of Pennsylvania and graduated with a B.S. in Accounting from Pennsylvania State University.
There are no arrangements or understandings between Mr. Massey and any other persons pursuant to which he was named as principal accounting officer. There are no transactions between Mr. Massey and Axalta that would be reportable under Item 404(a) of Regulation S-K.
Sean M. Lannon, Axalta’s Senior Vice President and Chief Financial Officer, had served as the Company’s principal accounting officer prior to Mr. Massey’s appointment and will continue to serve as the Company’s principal financial officer.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2019 Annual General Meeting of Members of Axalta (“AGM”) held on May 1, 2019, Axalta’s members: (i) elected two Class II directors, each for a term expiring at Axalta’s 2021 Annual General Meeting of Members; (ii) approved the appointment of PricewaterhouseCoopers LLP as Axalta’s independent registered public accounting firm and auditor until the conclusion of the 2020 Annual General Meeting of Members and the delegation of authority to the Board, acting through the Audit Committee, to fix the terms and remuneration thereof; and (iii) approved, on an advisory (non-binding) basis, the compensation of Axalta’s named executive officers (“Say on Pay”) for 2018. The matters that were voted upon at the AGM and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.
Election of Class II Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Deborah J. Kissire	201,589,558	7,108,832	8,107,551
Elizabeth C. Lempres	201,385,860	7,312,530	8,107,551
Appointment of PricewaterhouseCoopers LLP:

Votes For	Votes Against	Abstentions
211,444,979	5,324,149	36,813
Say on Pay for 2018:

Votes For	Votes Against	Broker Non-Votes	Abstentions
179,190,398	29,460,877	8,107,551	47,115

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	May 2, 2019	By:	/s/ Sean M. Lannon
Sean M. Lannon
Senior Vice President and Chief Financial Officer